                                                                   Exhibit 10.5C

                          COMPAQ/ALTIRIS CONFIDENTIAL
                               AMENDMENT NUMBER 1

                                       To

                       License and Distribution Agreement
                             Dated November 12, 1999
                                     Between
                                  ALTIRIS, INC.
                                       and
                        COMPAQ COMPUTER CORPORATION(PSI)

THIS AMENDMENT is effective as of April 20, 2000 by and between COMPAQ COMPUTER CORPORATION (hereinafter referred to as "Compaq") and ALTIRIS, INC. (hereinafter referred to as "Altiris"), (collectively hereinafter referred to as "the Parties").

1. The License and Distribution Agreement between the Parties, dated November 12,1999 (the "Agreement"), is hereby amended to add a new Exhibit G, Consultant Licensing for AX-CNSLT Altiris eXpress, to authorize personnel from Compaq Customer Services and/or Compaq Authorized Service Partners to use certain Altiris software to provide consulting services to Compaq customers.

2. Except as provided for herein, the Agreement shall in all other respects remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number 1 to be executed in duplicate by their duly authorized representatives.

ALTIRIS, INC.                              COMPAQ COMPUTER CORPORATION

/s/ Rob Wellman                            /s/ Charles F. Bennett
Signature                                  Signature

Rob Wellman                                Charles F. Bennett
----------------------------------         -------------------------------------
Name (typed)                               Name (typed)

VP Strategic Alliance                      Vice President
----------------------------------         -------------------------------------
Title                                      Title

April 24, 2000                             April 25, 2000
----------------------------------         -------------------------------------
Date                                       Date


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This exhibit is the subject of a Confidential Treatment Application. Confidential information has been omitted and has been filed separately.

(PSI) This Amendment bears the same title as Amendment Number 1 to License and Distribution Agreement, dated November 12, 1999, between Altiris and Compaq, dated August 11, 2000. Notwithstanding the identical titles, the two agreements are separate and distinct.


                          COMPAQ/ALTIRIS CONFIDENTIAL

                          COMPAQ/ALTIRIS CONFIDENTIAL

                                    EXHIBIT G

                Consultant Licensing for AX-CNSLT Altiris eXpress

I.   License Description and Usage Guidelines.

     a.   Type: Named Consultant License.

     b.   Specific Designator: AX-CNSLT Altiris eXpress Consultant License

     c. Authorized Licensees. Compaq Customer Service employees in the Compaq Customer Services organization and employees of Compaq Authorized Service Partners, world-wide, are authorized recipients of licenses under this Exhibit to the Agreement. Other Compaq organizations can purchase this consultant tool upon approval of Altiris.

     d. License Limitations. Each Altiris eXpress Consultant License is granted for unlimited use by a single, Compaq designated consultant or a Compaq Authorized Service Partner's consultant The license may not be transferred, sublicensed or shared among otherwise authorized consultants or with other persons.

     e.   Licensee Equipment Usage Guidelines.

          1) The Altiris Console cannot be retained by customer; it must be removed from customer installation upon completion of deployment/migration unless the customer purchases a license.

          2) The Altiris client agent may remain on PCs at the customer site in perpetuity once installed by the Consultant, but such PCs may not be subsequently managed by any Altiris console unless a license is purchased for each such PC.

II. Maintenance. Maintenance for one year is included with the original purchase order. The Altiris software maintenance plan is a one-year software maintenance contract between Compaq and Altiris Inc. Maintenance includes updates, upgrades, problem resolution and related items. Mandatory software maintenance for years two and three is sold on a per unit basis; pricing is included in the table below. Altiris grants Compaq the right to reproduce and distribute any "Updates" or "Upgrades" of AX-CNSLT to individual Compaq Customer Services consultants or Authorized Service Partners who have purchased product/maintenance under this Agreement.

                          COMPAQ/ALTIRIS CONFIDENTIAL

                          COMPAQ/ALTIRIS CONFIDENTIAL



IV.  [*]

III. [*]

Pricing for License includes one year's maintenance. Prices for following years are Maintenance only charges.


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* This provision is the subject of a Confidential Treatment Request.